Exhibit 99.1

FOR IMMEDIATE RELEASE

FuelCell Energy, Inc. Announces Special Stockholder Meeting

DANBURY, Conn., August 20, 2024 (GLOBE NEWSWIRE) – FuelCell Energy, Inc. (Nasdaq: FCEL) today announced that it plans to hold a special meeting of its stockholders (the “Special Meeting”) on October 31, 2024 to consider and vote on a proposal to authorize the Company’s Board of Directors (the “Board”) to effect a reverse stock split of the Company’s common stock through an amendment to the Company’s Certificate of Incorporation, as amended.

Holders of record of the Company’s common stock as of the close of business on September 10, 2024 will be entitled to receive notice of and to vote at the Special Meeting. Details regarding the Special Meeting will be made available to stockholders at a later date in a proxy statement to be filed by the Company with the Securities and Exchange Commission.

About FuelCell Energy
FuelCell Energy, Inc. is focused on advancing sustainable clean energy technologies that address some of the world’s most critical challenges around energy access, security, resilience, reliability, affordability, safety and environmental stewardship. As a leading global manufacturer of proprietary fuel cell technology platforms, FuelCell Energy is uniquely positioned to serve customers worldwide with sustainable products and solutions for industrial and commercial businesses, utilities, governments, municipalities, and communities.

Cautionary Note Regarding Forward-Looking Statements
This release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding future events or the Company’s future performance that involve certain contingencies and uncertainties. The forward-looking statements include, without limitation, the Company’s plans and expectations regarding the proposed Special Meeting and the proposal to authorize the Board to effect a reverse stock split of the Company’s common stock through an amendment to the Company’s Certificate of Incorporation, as amended. These forward-looking statements are not guarantees of future performance, and all forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could cause such a difference include, without limitation, the risks set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2024. The forward-looking statements contained herein speak only as of the date of this release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement contained herein to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information and Where to Find It
This communication may be deemed to be solicitation material with respect to the Special Meeting and the proposal, to be submitted to the Company’s stockholders for consideration at the Special Meeting, to authorize the Board to effect a reverse stock split of the Company’s common stock through an amendment to the Company’s Certificate of Incorporation, as amended. In connection with the Special Meeting, the Company intends to file proxy materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement and a definitive proxy statement. Stockholders of the Company and other interested persons are urged to read all relevant documents filed with the SEC when they become available, including the preliminary and definitive proxy statements to be filed in connection with the Special Meeting, because they will contain important information about the Special Meeting and the proposal to authorize the Board to effect a reverse stock split of the Company’s common stock through an amendment to the Company’s Certificate of Incorporation, as amended. Stockholders will be able to obtain such documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from the Company by directing a request to Joshua Dolger, Corporate Secretary, 3 Great Pasture Road, Danbury, Connecticut 06810.

Participants in the Solicitation
The Company and its directors, executive officers and other members of management and employees may be deemed, under SEC rules, to be “participants” in the solicitation of proxies from stockholders of the Company with respect to the proposals to be submitted to the Company’s stockholders at the Special Meeting. Information about the Company’s directors and executive officers is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on February 16, 2024, as supplemented by the Supplement to Definitive Proxy Statement filed with the SEC on March 6, 2024. To the extent holdings of the Company’s securities by its directors or executive officers have changed from the amounts set forth in such Definitive Proxy Statement, as supplemented, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the direct or indirect interests, by security holdings or otherwise, of the participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the preliminary and definitive proxy statements to be filed in connection with the Special Meeting.

Contact:

Press Contact

FuelCell Energy
Kathleen Blomquist
kblomquist@fce.com

Investor Relations Contact

FuelCell Energy
Tom Gelston
tgelston@fce.com